EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



SpaceDev,  Inc.
Poway,  CA


     We consent to the inclusion in the Post Effective Amendment No.3 to Form SB-2 (No. 333-107360) of SpaceDev, Inc. of our report dated February 3, 2006, relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2005 and 2004.





San  Diego,  California                            /s/  PKF
April  28,  2006                                   Certified  Public Accountants
                                                   A  Professional  Corporation